NONQUALIFIED DEFERRED COMPENSATION PLAN

ADOPTION AGREEMENT

The Plan Sponsor named below hereby establishes a Nonqualified Deferred Compensation Plan for Eligible Individuals as provided in this Adoption Agreement and the Basic Plan Document.

I.	Plan Sponsor Information

(a)	Name and Address of Plan Sponsor:

Avantair, Inc
4311 General Howard Drive
Clearwater, FL 33762

(b)	Plan Name:	Avantair Leadership Deferred Compensation Plan

(c)	Telephone Number:	727-538-7910

(d)	Tax ID Number:	20-1635240

(e)	Name of Plan:	Avantair Leadership Deferred Compensation Plan

(f)	Tax Year End:	6/30

II.	Definitions

(a)	Compensation Shall mean (select one or more):

(i)	☒	Regular Salary

(ii)	☒	Bonuses

(iii)	☒	Commissions

(iv)	☒	Performance-Based Compensation

(v)	☒	Director Fees

(b)
Domestic Partner  Shall mean an individual  whose domestic partnership with a Participant has been registered with the Plan Sponsor, if required under the policies and procedures established by the Plan Sponsor, and is (select one):

January 2008

(i)	☐
An individual over age 18 in a committed relationship with the Participant which relationship includes the following characteristics: the parties have shared the same regular and permanent residence for at least six (6) months; neither party is legally married to any other person; the parties have no blood relationship that would preclude marriage; both parties have attained the age of legal majority in their state of residence; and the parties are financially interdependent.

(ii)	☐	An individual who satisfies the following criteria:

                                                                                ______________________________________________________________

                                                                                ______________________________________________________

(iii)	☒	The Plan does not recognize Domestic Partners.

(c)	Interim Distribution Date Shall mean (select one):

(i)	☒
The first day of the Taxable Year in which falls the date that is three (3), five (5) or ten (10) years, as selected by the Participant at the time he or she files a Compensation Deferral Agreement, after the date on which the Compensation deferred under the Compensation Deferral Agreement would otherwise be payable, upon which a distribution shall be made in accordance with Section 6.8 of the Plan document.

(ii)	☐
The first day of the Taxable Year in which falls the date that is   _____ (may be any number of years), ____ (must be five (5) or greater), or _____ (must be five (5) or greater) years, as selected by the Participant at the time he or she files a Compensation Deferral Agreement, after the date on which the Compensation deferred under the Compensation Deferral Agreement would otherwise be payable, upon which a distribution shall be made in accordance with Section 6.8 of the Plan document.  (For example, if the Plan Sponsor selects 1, 6 and 10 years above, a Participant who defers Compensation otherwise payable in 2008 may elect to have an Interim Distribution Date with respect to such deferral that is January 1, 2009, January 1, 2014 or January 1, 2018.)

(d)	De Minimis Distributions (select one):

(i)	☐	The Plan Sponsor shall not make De Minimis Distributions.

(ii)	☒
The Plan Sponsor shall make De Minimis Distributions, and, notwithstanding the Participant’s election regarding the Separation from Service Payment, the Plan Sponsor shall pay the Participant’s benefit in a single lump sum payment, provided that:

(1)	the payment accompanies the termination and liquidation of the entirety of the Participant’s interest in the Plan and all Aggregated Plans, and

(2)	the payment is not greater than (select one):

(A)	☒	$ 25,000 (select an amount no greater than the current applicable dollar limit under Code section 402(g)(1)(B)) ($15,500 for 2007) (the “Applicable Dollar Limit”)), or

(B)	☐	The Applicable Dollar Limit, as adjusted, for the Taxable Year in which the payment occurs.

(e)	Effective Date This is a (select one):

(i)	☒	New Plan. The effective date of this new Plan is 01/01/2009

(ii)	☐
Restatement of an existing Plan.  The Plan was originally effective as of __________________________  The effective date of this restated Plan document and Adoption Agreement is __________________________ This restated Plan document and Adoption Agreement apply to all amounts (select 1 or 2 and, if applicable, 3)

(1)	☐
deferred in taxable years beginning after _______________________  An amount is considered deferred as of any date for purposes of this Section if the Participant has a legally binding right to be paid the amount and the right to the amount is earned and vested.

(2)	☐	________________________________________

(3)	☐	Notwithstanding the foregoing, this restated Plan document and Adoption Agreement will not apply to the following amounts (describe, if applicable): __________________________________

III.	Eligibility

The Plan is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of §§201(2) and 301(a)(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Plan Sponsor should consult with counsel regarding eligibility under the “select group” standard.

An individual shall be an Eligible Individual as follows (select one or more):

(a)	☒	If he or she is designated as an Eligible Individual by resolution of the Board of the Plan Sponsor.

(b)	☒
If he or she is designated, in writing, as an Eligible Individual by the Plan Administrator.  The Plan Administrator will not vote or act on any matter regarding eligibility that relates solely to himself or herself.

(c)	☐	If he or she occupies one of the following positions:

                                                               ______________________________________________________________

                                                               ______________________________________________________________

(d)	☐	If his or her Compensation for a Taxable Year is expected to be greater than $ ____________

(e)	☐
If he or she is an Eligible Individual, as defined in III (a), (b) (c) or (d) above, of an Additional Adopting Plan Sponsor as listed on Exhibit A attached to this Adoption Agreement and is otherwise defined as an Eligible Individual under the Plan.

IV.	Compensation Deferrals (select one or more):

(a)	☐	A Participant’s Compensation Deferrals with respect to a Taxable Year shall be limited to a minimum of (select one or more):

(i)	☐	_______________ % of a Participant’s Regular Salary

(ii)	☐	_______________ % of a Participant’s Bonus

(iii)	☐	_______________ % of a Participant’s Commissions

(iv)	☐	_______________ % of a Participant’s Performance-Based Compensation

(v)	☐	_______________ % of a Participant’s Director Fees

(b)	☒	A Participant's Compensation Deferrals with respect to a Taxable Year shall be limited to a maximum of (select one or more):

(i)	☒	80	% of a Participant’s Regular Salary

(ii)	☒	100	% of a Participant’s Bonus

(iii)	☒	100	% of a Participant’s Commissions

(iv)	☒	100	% of a Participant’s Performance-Based Compensation

(v)	☒	100	% of a Participant’s Director Fees

(c)	☐	A Participant's Compensation Deferrals with respect to a Taxable Year shall be limited to a minimum of (select one or more):

(i)	☐	$_______________ of a Participant’s Regular Salary

(ii)	☐	$_______________ of a Participant’s Bonus

(iii)	☐	$_______________ of a Participant’s Commissions

(iv)	☐	$_______________of a Participant’s Performance-Based Compensation

(v)	☐	$_______________ of a Participant’s Director Fees

(d)	☐	A Participant's Compensation Deferrals with respect to a Taxable Year shall be limited to a maximum of (select one or more):

(i)	☐	$_______________ of a Participant’s Regular Salary

(ii)	☐	$_______________ of a Participant’s Bonus

(iii)	☐	$_______________ of a Participant’s Commissions

(iv)	☐	$_______________of a Participant’s Performance- Based Compensation

(v)	☐	$_______________ of a Participant’s Director Fees

V.	Matching Credits

(a)	Matching Credits shall be determined in accordance with one or more of the following methods (select one or more):

(i)	☐
The Plan Sponsor shall credit to the Account of each Participant __________% of such Participant's Compensation Deferrals.  Matching Credits shall be made based on Compensation Deferrals made each (select one):

(1)	☐	Pay Period
(2)	☐	Taxable Year
(3)	☐	Other (specify): ___________________

(ii)	☐
The Plan Sponsor shall credit to the Account of each Participant _____% of such Participant's Compensation Deferrals that do not exceed _____% the Participant’s Compensation, plus _____% of the Participant’s Compensation Deferrals that exceed _____% of such Participant's Compensation but do not exceed _____% of the Participant's Compensation.  Matching Credits shall be made based on Compensation Deferrals made each (select one):

(1)	☐	Pay Period
(2)	☐	Taxable Year
(3)	☐	Other (specify): ___________________

(iii)	☐	An amount determined and made at a time in the discretion of the Plan Sponsor.

               (iv)                         ☒   The Plan does not offer Matching Credits.

(b)	Limitations on Matching Credits.

(i)	☐	The Matching Credit shall not exceed $_______________ for any Participant.

(ii)	☐	The Plan Sponsor shall not provide a Matching Credit for any Compensation Deferral in excess of __________% of the Participant's Compensation.

(c)	Eligibility for Matching Credit (select one or more):

(i)	☐	All Participants who have completed at least __________ Hours of Employment during the Taxable Year. The term “Hours of Employment” is defined as:

                                                                                               ________________________________________________________

                                                                                               ________________________________________________________

(ii)	☐	All Participants employed on the last day of a Taxable Year.

(iii)	☐	All Participants who satisfy the following conditions:

                                                                                               ________________________________________________________

                                                                                              ________________________________________________________

(iv)	☐	No eligibility conditions. All Participants who make Compensation Deferrals are eligible for Matching Credits.

VI.	Discretionary Credits

(a)	Amount of Discretionary Credit (select one or more):

(i)	☒	An amount determined at the discretion of the Plan Sponsor, which need not be uniform as to Participants.

(ii)	☐	An amount determined by the following formula:

                                                                                                ________________________________________________________

                                                                                                ________________________________________________________

               (iii)                        ☐           The Plan does not offer Discretionary Credits.

(b)	Eligibility for Discretionary Credit (select one or more):

(i)	☐	All Participants who have completed at least _____Hours of Employment during the Taxable Year. (The term “Hours of Employment” must be defined above.)

(ii)	☐	All Participants employed on the last day of a Taxable Year.

(iii)	☐	All Participants who satisfy the following conditions:

                                                                                                ________________________________________________________

                                                                                                ________________________________________________________

(iv)	☒	No eligibility conditions. All Participants who are Eligible Individuals of the Plan Sponsor during the Taxable Year are eligible for Discretionary Credits.

VII.	Vesting and Forfeitures (select one or more):

(a)	☐	A Participant’s entire Account shall be 100% vested at all times.

(b)	☐
A Participant’s vesting schedule can be accelerated at the discretion of the Plan Administrator if such a change in vesting schedule is in writing.  The Plan Administrator will not vote or act on any matter regarding Vesting and Forfeitures that relates solely to himself or herself.

(c)	☒
The Participant shall at all times be one-hundred percent (100%) vested in his or her Compensation Deferrals, as well as in any hypothetical appreciation (or depreciation) specifically attributable to such Compensation Deferrals due to Investment Credits and Debits.  The Participant shall vest in Matching Credits and/or Discretionary Credits, as well as in any hypothetical appreciation (or depreciation) specifically attributable to such amounts due to Investment Credits and Debits, pursuant to the vesting schedule shown below.

Years of Service	Vesting Percentage

0-2	0%
3	100%
%
%
%

For purposes of the above schedule, a Participant shall be vested as follows:
Each year starts a new vesting schedule per that year’s employer contribution.

(d)	☒	A Participant’s entire Account shall become 100% vested upon (select one or more):

(i)	☒	The Participant’s death while employed.

(ii)	☒	The Participant’s Disability while employed.

(iii)	☒	The Participant’s attainment of age 62_ while employed.

(iv)	☒	A Plan Termination Following a Change in Control Event, if applicable.

(v)	☐	A Conflict of Interest Divestiture.

(vi)	☐	The Participant’s involuntary Separation from Service Without Good Cause by the Plan Sponsor.

(e)	☐
A Participant who is otherwise vested in accordance with this Section VII shall nevertheless forfeit his or her vested Account (other than Compensation Deferrals and any hypothetical appreciation or depreciation specifically attributable to such Compensation Deferrals) under the following circumstances (please specify):

                                                               _________________________________________________________________________

                                                               _________________________________________________________________________

                                                              _________________________________________________________________________

(f)	☐
Any forfeitures under the Plan shall be credited to the Account of each Participant other than the Participant whose Account generated the forfeiture in the same proportion that each such Participant’s Account as of the end of the Taxable Year in which the forfeiture occurred bears to the Accounts of all such Participants as of the same date.

VIII.	Delay in Payment (select one or more):

An amount otherwise required to be paid under the Plan shall be delayed if the payment

(a)	☒	Is subject to Code §162(m).

(b)	☒	Violates federal securities laws or certain other applicable law.

IX.	Change in Control Event

(a)	A Change in Control Event shall be defined as (election applies only to Plan Sponsors that are corporations; select one or more):

(i)	☒	A Change in Ownership of the Corporation.

(ii)	☒	A Change in the Effective Control of the Corporation.

(iii)	☒	A Change in Ownership of a Substantial Portion of a Corporation’s Assets.

(b)	The occurrence of a Change in Control Event shall (select one):

(i)	☐	not, under any circumstances, including the discretion of the Plan Sponsor, constitute a Plan Termination Following a Change in Control Event.

(ii)	☐	constitute a Plan Termination Following a Change in Control Event.

(iii)	☒	may constitute a Plan Termination Following a Change in Control Event, at the discretion of the Plan Sponsor, within 12 months of a Change in Control Event.

X.	Signatures

This Nonqualified Deferred Compensation Plan, including this Adoption Agreement, has been designed to permit Participants to defer Federal and state income tax on amounts credited to their Accounts until a later Taxable Year.  The Plan Sponsor adopting this Plan should consult with tax counsel regarding the consequences of adopting this Plan to both the Plan Sponsor and Participants and the effect an amendment or restatement of an existing plan using this Plan Document may have, if any, under Code §409A.  Registration of interests under this Nonqualified Deferred Compensation Plan may be required under securities law.  Independent legal counsel should be consulted with respect to securities law issues.  By executing this Adoption Agreement, the Plan Sponsor acknowledges that no representations or warranties as to the legal consequences (including the tax and securities law consequences) to the Plan Sponsor and Participants of the operation of this Plan have been made by the entity that has provided this Plan document and Adoption Agreement.

The Plan and this accompanying Adoption Agreement were adopted by the Plan Sponsor the 18th day of December, 2008.

Executed for the Plan Sponsor by:	Steven F. Santo

Title of Individual:	Chief Executive Officer

Signature:	/s/ Steven F. Santo